UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) February 3, 2006

                                    CDEX INC.

               (Exact Name of Registrant as Specified in Charter)



           Nevada                    000-49845               52-2336836
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 (State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)

1700 Rockville Pike, Suite 400, Rockville, Maryland                20852
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code       (301) 881-0080
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 3, 2006, Malcolm H. Philips, Jr. and John A. Knubel submitted resignations from the Registrant's board of directors, which resignations were accepted by the board on the same day. The directors then unanimously appointed James O. Griffin (the Registrant's current CEO and President) and Donald W. Strickland to fill the vacancies created by the resignations of Messrs. Philips and Knubel until the Registrant's next Shareholder Meeting.

The board of directors also voted unanimously for Dr. Boen-Dar Liaw to replace Mr. Philips as Chairman of the Board and for Mr. Griffin to serve as Secretary of the Board. By their terms, the resignations of Messrs. Philips and Knubel took effect simultaneously with the appointment of their successors.

The press release announcing the foregoing is attached hereto as Exhibit 99.1 as incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Exhibit Title
-----------       -------------

99.1 Press Release dated February 6, 2006, announcing that resignations of Malcolm H. Philips, Jr. and John A. Knubel and the appointments of James O. Griffin and Donald W. Strickland




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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        CDEX INC.


Date:   February 8, 2006              By: /s/ James O. Griffin
                                          ---------------------------
                                              James O. Griffin,
                                              Chief Executive Officer
                                              and President




                                 EXHIBIT INDEX
                                 -------------


Exhibit No.       Exhibit Title
-----------       -------------

99.1 Press Release dated February 6, 2006, announcing that resignations of Malcolm H. Philips, Jr. and John A. Knubel and the appointments of James O. Griffin and Donald W. Strickland




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